SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934




      Date of report (Date of earliest event reported): November 30, 1997




                         MERITAGE HOSPITALITY GROUP INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Michigan
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                          (State or Other Jurisdiction
                                of Incorporation)


        0-17442                                              38-2730460
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(Commission File Number)                                    (IRS Employer
                                                         Identification Number)




                        40 Pearl Street, N.W., Suite 900
                            Grand Rapids, Michigan                  49503
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                    (Address of Principal Executive Offices)      (Zip Code)



       Registrant's telephone number, including area code: (616) 776-2600

Item 2. Acquisition or Disposition of Assets

     On November 30, 1997, the Company sold real and personal property owned by its wholly-owned subsidiary, St. Clair Inn, Inc., including (i) the hotel and restaurant facility (known as the St. Clair Inn) located at 500 North Riverside, St. Clair, Michigan, (ii) the fixtures, furniture, furnishings, equipment and supplies used in the operation of the hotel and restaurant, and (iii) the remaining real and personal property owned by St. Clair Inn, Inc. which is located adjacent to the hotel (the "Assets"). The Assets were sold to Waterfront Hotel Ventures, L.L.C. and an affiliate, S.C. Land Acquisitions, L.L.C., both of whom have no relation to the Company. The Assets were sold for $3,800,000 in cash pursuant to the terms of purchase and sale agreements dated October 22, 1997.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The Company will file the required financial information no later than February 13, 1997.


                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      MERITAGE HOSPITALITY GROUP INC.



Dated: December 15, 1997              By: /s/ Christopher B. Hewett
                                          -------------------------------------
                                          Christopher B. Hewett
                                          President and Chief Executive Officer